Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Interim Report of Daybreak Oil and Gas, Inc. on Form 10-Q for the period ending May 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, the undersigned, in the capacity and on the date indicated below, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  July 15, 2009

By /s/ JAMES F. WESTMORELAND

James F. Westmoreland, President, Chief Executive Officer

and interim principal finance and accounting officer

(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)